EXHIBIT 32.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER

PURSUANT TO SECTION 18 U.S.C SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Kratos Defense & Security Solutions, Inc. (the “Company”) on Form 10-K for the fiscal year ended December 25, 2011, as amended by this Amendment No. 1 on Form 10-K/A filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Deanna H. Lund, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.             The Report fully complies with the requirements of Section 13(a) or 15(d), of the Securities Exchange Act of 1934; and

2.             The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: December 7, 2012

KRATOS DEFENSE & SECURITY SOLUTIONS, INC.

/s/ DEANNA H. LUND
Executive Vice President, Chief Financial Officer